Kemper Funds Trust
                        Kemper Large Company Growth Fund
                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2000


The following information supplements the prospectus for Kemper Large Company Growth Fund:

The Board of Trustees (the "Board") and shareholders have approved a change to the Kemper Large Company Growth Fund's (the "Fund") sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from "diversified" to "non-diversified." As a result of this change, the Fund will no longer be required to comply with the diversification requirements of the 1940 Act, thus allowing it to invest a larger percentage of assets in a smaller number of issuers.

The following information replaces the first paragraph in the "Main investment strategies" section of the prospectus for Kemper Large Company Growth Fund:

The fund pursues its objective by investing primarily in the equity securities of seasoned, financially strong large U.S. growth companies (i.e., those with market capitalizations of $1 billion or more). The fund intends to invest in approximately 20 - 30 such companies. As of January 1, 2000, companies in which the fund invests had a median market capitalization of approximately $45.4 billion. The fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investing considerations as opposed to short-term trading considerations.

The following information supplements the "Main risks" section of the prospectus for Kemper Large Company Growth Fund:

Because the fund is non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.




May 1, 2000